UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2024

APPLIED DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 2100
Dallas, TX		75219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 214-427-1704

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Applied Digital Corporation, a Nevada corporation (the “Company”), previously designated (i) 70,000 shares of preferred stock as Series A Convertible Preferred Stock (the “Series A Preferred Stock”), (ii) 50,000 shares of preferred stock as Series B Convertible Preferred Stock (the “Series B Preferred Stock”), and (iii) 1,380,000 shares of preferred stock as Series D Convertible Redeemable Preferred Stock (the “Series D Preferred Stock”).

On October 21, 2024, the Company filed Withdrawals of Designation relating to the Preferred Stock (the “Withdrawals of Designation”) with the Secretary of State of the State of Nevada and terminated the designations of the Preferred Stock. At the time of the filing of the Withdrawals of Designation, no shares of Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock were outstanding. The Withdrawals of Designation were effective upon filing and eliminated from the Company’s Second Amended and Restated Articles of Incorporation, as amended, all matters set forth in the previously-filed Certificates of Designations with respect to the previously designated Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate, Amendment or Withdrawal of Designation, relating to the Series A Preferred Stock, filed with the Secretary of State of Nevada on October 21, 2024.
3.2	Certificate, Amendment or Withdrawal of Designation, relating to the Series B Preferred Stock, filed with the Secretary of State of Nevada on October 21, 2024.
3.3	Certificate, Amendment or Withdrawal of Designation, relating to the Series D Preferred Stock, filed with the Secretary of State of Nevada on October 21, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL CORPORATION

Date:	October 24, 2024	By:	/s/ Saidal Mohmand
		Name:	Mohammad Saidal L. Mohmand
		Title:	Chief Financial Officer